SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



        Date of Report (date of earliest event reported): June 26, 1997






                         CarrAmerica Realty Corporation
             (Exact name of registrant as specified in its charter)



Maryland                             1-11706                 52-1796339
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File No.)              Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500





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                                    FORM 8-K


ITEM 1.            Changes in Control of Registrant.

          Not applicable.

ITEM 2.            Acquisition or Disposition of Assets.

          Not applicable.

ITEM 3.            Bankruptcy or Receivership.

          Not applicable.

ITEM 4.            Changes in Registrant's Certifying Accountant.

          Not applicable.

ITEM 5.            Other Events.

          Not applicable.

ITEM 6.            Resignations of Registrant's Directors.

          Not applicable.

ITEM 7.            Financial Statements and Exhibits.

          (a)      Financial Statements.

          Not applicable.

          (b)      Pro Forma Financial Information.

          Attached hereto as Exhibit 99.1 are a pro forma condensed consolidated balance sheet (unaudited) at March 31, 1997 and pro forma condensed consolidated statements of operations (unaudited) for the three months ended March 31, 1997 and the year ended December 31, 1996, relating to the Company.

          (c)      Exhibits.

                   Exhibit
                   Number

                   99.1              Pro Forma Financial Information.

                                     Pro forma condensed consolidated balance
                   sheet (unaudited) at March 31, 1997 and pro forma condensed consolidated statements of operations (unaudited) for the three months ended March 31, 1997 and the year ended December 31, 1996, relating to the Company.

ITEM 8.            Change in Fiscal Year.

                   Not applicable.


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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:  June 27, 1997




                                              CARRAMERICA REALTY CORPORATION



                                              By:  /s/ Brian K. Fields
                                                 -------------------------
                                                   Brian K. Fields
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number
------

99.1               Pro Forma Financial Information.

                   Pro forma condensed consolidated balance sheet (unaudited) at March 31, 1997 and pro forma condensed consolidated statements of operations (unaudited) for the three months ended March 31, 1997 and the year ended December 31, 1996, relating to the Company.